                                                                   EXHIBIT 10.25

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          This Registration Rights Agreement (this "Agreement") is entered into as of October 5, 1999 by and between PROLONG INTERNATIONAL CORPORATION, a Nevada corporation (the "Company"), and THOMAS G. IWANSKI (the "Holder").

          WHEREAS, in connection with the Company's issuance to the Holder of a warrant to purchase up to 800,000 shares of the Company's Common Stock (the "Warrant") upon the terms and conditions set forth in that certain Warrant Agreement dated on even date herewith (the "Warrant Agreement"), the Company has agreed to enter into this Agreement;

          NOW THEREFORE, in consideration of the premises and the mutual agreements, covenants and conditions and releases contained herein, the Company and the Holder hereby agree as follows:

          1. Registration Rights. The Company hereby grants to the Holder the registration rights set forth in this Section 1, with respect to the Registrable Securities (as defined below) owned by such Holder. The Company and the Holder agree that the registration rights provided herein set forth the sole and entire agreement on the subject matter between the Company and the Holder.

          1.1  Definitions.  As used in this Section 1:

               (a) The term "Holder" means any person owning or having the right to acquire Registrable Shares or any assignee thereof in accordance with Section
1.8 hereof.

               (b) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               (c) The term "Registrable Shares" means and includes (i) the shares of Common Stock of the Company issued upon exercise of the Warrant; (ii) any Common Stock of the Company issued, or issuable upon the conversion or exercise of any warrant, right or other security which is issued, as a result of a stock split, dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above, excluding in all cases, however, any Registrable Shares sold by a person in a transaction in which his or her rights under Section 1 are not assigned and any Registrable Shares which may be sold under Rule 144(k) of the Securities Act, or any successor rule thereto.

               (d) The term "Securities Act" means the Securities Act of 1933, as amended.

          1.2  "Piggy Back" Registration.

               (a) If the Company shall determine to register under the Securities Act any of its Common Stock (other than a registration relating solely to the sale of securities to participants in a Company employee benefits plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Shares or a registration in which the only Common Stock being registered is common stock issuable upon conversion of debt securities which are also being registered), the Company shall (i) promptly give each Holder written notice of such registration in accordance with Section 2.5; and (ii) use its commercially reasonable best efforts to include in such registration statement all or any part of the Registrable Shares that such Holder requests to be registered as specified in a written request made by such Holder and received by the Company within 10 days after the written notice from the Company described in clause (i) above is mailed by the Company.

               (b) Notwithstanding any other provision of this Section 1.2, if the underwriter determines that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this Section 1.2. In such event, the Company shall so advise the Holders of securities requesting registration, and the number of shares of such securities, including Registrable Securities that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities, requested to be included in such registration by other stockholders shall be excluded, and if a limitation on the number of shares is still required, the number of Registrable Securities that may be included pursuant to this Section 1.2 shall be allocated pro rata among the Holders requesting to sell common stock. For purposes of the preceding apportionment, for any selling stockholder which is a holder of Registrable Shares and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

          1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to nine months or until the distribution contemplated in the Registration Statement has been completed, provided, however, that (i) such nine month period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such nine month period shall be extended, if necessary, to keep the registration statement effective until the earlier to occur of (A) 18 months following the effectiveness of the registration statement, or (B) all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation.

               (c) Furnish to the Holders such copies of each preliminary and final prospectus, and such other documents as such Holders may reasonably request to facilitate the disposition of Registrable Securities owned by such Holders.

               (d) Use its commercially reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the selling Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions except as may be required by the Securities Act.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

               (i) Use its commercially reasonable best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective:

                    (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

                    (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; provided that the applicable professional accounting rules and regulations permit such a letter to be delivered.

               (j) Permit each selling Holder or his counsel or other representatives to inspect and copy such corporate documents and records as may reasonably be requested by them; and

               (k) Furnish to each selling Holder, upon request, a copy of all documents filed and all correspondence from or to the SEC in connection with any such offering unless confidential treatment of such information has been requested of the SEC.

          1.4 Information by the Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

          1.5  Indemnification.

               (a) Indemnification of Holders. In the event that the Company registers any of the Registrable Shares under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless each Holder and each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such shares may be sold) and each person, if any, who controls such Holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them become subject under the Securities Act or other federal or state law or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Holder, each such underwriter and each such controlling person, if any, for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or final prospectus contained therein (or the registration statement or prospectus as from time to time amended or supplemented by the Company); (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or (iii) any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law; provided, however, that the indemnity contained in this Section 1.5(a) will not apply where such untrue statement or omission was made in such registration statement, preliminary or amended, preliminary prospectus or prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder of Registrable Shares, any such underwriter or any such controlling person expressly for use therein. Promptly after receipt by any Holder of Registrable Shares, any underwriter or any controlling person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such Holder of Registrable Shares, or such underwriter or such controlling person, as the case may be, will notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such Holder of Registrable Shares, such underwriter or such controlling person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company. Such Holder of Registrable Shares, any such underwriter or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of such Holder, underwriter or controlling person by counsel retained by or on the behalf of the Company would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case the Company shall pay, as incurred, the fees and expenses of such separate counsel. The Company shall not be liable to indemnify any person under this Section 1.5(a) for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld). The Company shall not, except with the approval of each party being indemnified under this Section 1.5(a) (which approval will not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

          (b) Indemnification of Company. In the event that the Company registers any of the Registrable Shares under the Securities Act, to the extent permitted by law, each Holder of the Registrable Shares so registered will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom any of such shares may be sold) and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities (or any action in respect thereof), joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by them or any of them, as such expenses are incurred, in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, in any preliminary or amended preliminary prospectus or in the prospectus (or the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such Holder, expressly for use therein. Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such Holder of Registrable Shares, the Company will notify such Holder of Registrable Shares in writing of the commencement thereof, and such Holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such Holder of Registrable Shares. The Company and each such director, officer, underwriter or controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof in the event the representation of the Company, any of its officers or directors or any underwriter or controlling person by counsel retained by or on the behalf of such Holder would be inappropriate due to conflicts of interest between any such person and any other party represented by such counsel in such proceeding or action, in which case such Holder shall pay, as incurred, the fees and expenses of such separate counsel. Notwithstanding the two preceding sentences, if the action is one in which the Company may be obligated to indemnify any Holder of Registrable Shares pursuant to Section 1.5, the Company shall have the right to assume the defense of such action, subject to the right of such Holders to participate therein as permitted by Section 1.5. Such Holder shall not be liable to indemnify any person for any settlement of any such action effected without such Holder's consent (which consent shall not be unreasonably withheld). Such Holder shall not, except with the approval of the Company (which approval shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to the party being so indemnified of a release from all liability in respect to such claim or litigation.

               (c) Contribution. If the indemnification provided for in Section
1.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          1.6 Exchange Act Registration. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

               (a) use its commercially reasonable best efforts to make and keep public information available, as those terms are understood and defined in SEC Rule 144;

               (b) file on a timely basis with the SEC all information that the Commission may require under either of Section 13 or Section 15(d) of the Exchange Act and, so long as it is required to file such information, take all action that may be required as a condition to the availability of Rule 144 under the Securities Act (or any successor exemptive rule hereinafter in effect) with respect to the Company's common stock;

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the SEC, and (iii) any other reports and documents that a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such Registrable Shares without registration.

          1.7 Expenses. In the case of a registration under Section 1.2, the Company shall bear all costs and expenses in connection with registrations, filings or qualifications pursuant to each such registration, including, but not limited to, printing, legal and accounting expenses, SEC filing fees and "blue sky" fees and expenses; provided, however, that the Company shall have no obligation to pay or otherwise bear (i) any portion of the underwriter's commissions or discounts or stock transfer taxes attributable to the Registrable Shares being offered and sold by the Holders of Registrable Shares, or (ii) any of such expenses if the payment of such expenses by the Company is prohibited by the laws of a state in which such offering is qualified and only to the extent so prohibited.

          1.8 Transfer of Registration Rights. The registration rights of a Holder of Registrable Shares under this Agreement may be transferred to any transferee provided (a) that the transferee receives at least 50% of the Registrable Shares held by the Holder and thereafter continues to hold at least 400,000 Registrable Shares (excluding transfers to partners or affiliates of the Holder which shall not be restricted as to the minimum number of shares); (b) the transferee is bound by the terms of this Agreement; and (c) the Company is given 30 days prior written notice of such transfer. Notwithstanding the foregoing, the registration rights of a Holder under this Agreement may not be transferred to an entity, or a person controlled by, under common control with or controlling such entity, which is a direct competitor of the Company.

          1.9 Market Stand-Off Agreement. Provided that all Holders are treated equally and all officers and directors of the Company are also so bound, no Holder shall, to the extent requested by the Company or any managing underwriter of the Company, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Registrable Shares during a period (the "Stand-Off Period") equal to 180 days following the effective date of a registration statement of the Company filed under the Securities Act (or such shorter period as the Company or managing underwriter may authorize), except for securities sold as part of the offering covered by such registration statement in accordance with the provisions of this Agreement. In order to enforce the foregoing covenant, the Company may impose stock transfer restrictions with respect to the Registrable Shares of each Holder until the end of the Stand-Off Period.

          Notwithstanding the foregoing, the obligations described in this
Section 1.9 shall not apply to a registration relating solely to employee benefit plans on Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

          1.10 Termination of Registration Rights. The obligations of the Company to register any Holder's Registrable Shares pursuant to this Section 1 shall terminate on the earlier of (i) with respect to any Holder of registration rights, at such time as all Registrable Securities of such Holder may be sold within a three month period pursuant to Rule 144 or (ii) at such time as a Holder holds Registrable Securities constituting less than one percent of the outstanding voting stock of the Company.

      2.  Miscellaneous.

          2.1 Assignability. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of the parties hereto. Nothing in this Agreement express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          2.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

          2.3 Amendment. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of 66% of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

          2.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          2.5 Notice. Unless otherwise provided, any notice required or permitted under this Agreement shall be in writing, shall be effective upon receipt or, if earlier, (i) five (5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed as follows:

If to any Holder, to:    The name and address set forth on Exhibit A hereto

If to the Company, to:   Prolong International Corporation
                         6 Thomas
                         Irvine, California 92618
                         Telecopier:  (949) 587-2704

       with a copy to:   Michael E. Flynn, Esq.
                         Stradling Yocca Carlson & Rauth
                         660 Newport Center Drive, Suite 1600
                         Newport Beach, California 92660
                         Telecopier:  (949) 725-4100

          Each of the parties herewith shall be entitled to specify another address by giving notice as aforesaid to each of the other parties hereto.

          2.6 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          2.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          2.8 Aggregation of Stock. All shares of Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          2.9 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

          2.10 References. Any references to forms or schedules governed by the Securities Act or Exchange Act means such forms or schedules under the Securities Act and Exchange Act as in effect on the date hereof or any successor forms or schedules subsequently adopted by the SEC.

          IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.


                          Prolong International Corporation


                          /s/ Elton Alderman
                          ----------------------------------------------
                          Elton Alderman,
                          President and Chief Executive Officer


                          Holder


                          /s/ Thomas G. Iwanski
                          ----------------------------------------------
                          Thomas G. Iwanski

                                   EXHIBIT A

                              LISTING OF HOLDERS


                                                 Number of
                                                Registrable
          Name and Address                         Shares
          ------------------------------        -----------
          Thomas G. Iwanski                       800,000*
          1541 Amberwood Drive
          Santa Ana, California 92705

                                                 -----------
                                       Total:     800,000
                                                 ===========

          *  Issuable upon exercise of warrant.